MASSMUTUAL PREMIER FUNDS

MassMutual Premier International Bond Fund

Supplement dated January 7, 2011 to the

Summary Prospectus dated March 1, 2010

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

The following information replaces the last sentence of the second paragraph under Principal Investment Strategies:

The Fund may from time to time engage in derivatives strategies in pursuing its investment objective, including the use of futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or as a substitute for cash investments).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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